SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


  Date of Report (Date of Earliest Event Reported) July 9, 1999


      AEI INCOME & GROWTH FUND XXII LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                     State of Minnesota
      (State or other Jurisdiction of Incorporation or
                        Organization)




           333-5604                     41-1848181
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota 55101
          (Address of Principal Executive Offices)


                        (651) 227-7333
    (Registrant's telephone number, including area code)


    (Former name or former address, if changed since last
                           report)



Item 2.   Acquisition or Disposition of Assets.

       On July 9, 1999, the Partnership purchased a newly constructed Arby's restaurant in Homewood, Alabama from RTM Alabama, Inc. The total cash purchase price of the land and building was approximately $1,357,000. RTM Alabama, Inc. is not affiliated with the Partnership.

       The cash, used in purchasing the property, was from the proceeds of sale of Limited Partnership Units.

Item 7. Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.
             Not Applicable. Property was newly constructed.

         (b) A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

             Assuming the Partnership had acquired the property on January 1, 1998, the Partnership's Investments in Real Estate would have increased by $1,357,000 and its Current Assets
             (cash)  would  have decreased by  approximately
             $1,357,000.

             The Total Income for the Partnership would have increased from $545,711 to $627,196 for the year ended December 31, 1998 and from $194,872 to $203,217 for three months ended March 31, 1999 if the Partnership had owned the property during the periods.

             Depreciation Expense would have increased by $26,680 and $6,670 for the year ended December
             31, 1998 and the three months ended March 31, 1999, respectively.

             The net effect of these proforma adjustments would have caused Net Income to increase from $296,614 to $351,419 and from $128,252 to
             $129,927, which would have resulted in Net Income of $29.32 and $7.60 per Limited Partnership Unit outstanding for the year ended December 31, 1998 and the three months ended March 31, 1999, respectively.

         (c) Exhibits

              Exhibit 10.1 - Net  Lease  Agreement  dated
                             November  20,  1998  between
                             the  Partnership   and   RTM
                             Alabama,Inc. relating to the
                             property at 159  State  Farm
                             Parkway,  Homewood,  Alabama
                             (incorporated  by  reference
                             to  Exhibit  10.11  of  Form
                             10-KSB   filed    with   the
                             Commission on March 12, 1999).

              Exhibit 10.2 - First Amendment to Net Lease
                             Agreement dated July  9,1999
                             between the Partnership  and
                             RTM Alabama, Inc. relating to
                             the property at 159 State Farm
                             Parkway, Homewood, Alabama.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AEI INCOME & GROWTH FUND XXII
                               LIMITED PARTNERSHIP

                               By:  AEI Fund Management XXI, Inc.
                               Its:    Managing  General Partner


Date:  July 20, 1999           /s/  Mark E Larson
                               By:  Mark E. Larson
                                    Its Chief Financial Officer
                                    (Principal Accounting and
                                    Financial Officer)